Exhibit 10.1

SEVENTH AMENDMENT

TO LOAN AND SECURITY AGREEMENT

(ASSET BASED)

THIS AGREEMENT made and entered into as of this 28th day of June, 2007 by and between Allin Corporation; Allin Interactive Corporation; Allin Corporation of California DBA: Allin Consulting; Allin Network Products, Inc.; Allin Holdings Corporation; Allin Consulting of Pennsylvania, Inc.; and Codelab Technology Group, Inc., having a business address of 381 Mansfield Ave Suite 400, Pittsburgh, PA 15220-2751, hereinafter “Borrower”;

AND

S&T Bank having its principal office located at 800 Philadelphia St, Indiana, PA, 15701; hereinafter “Lender”.

WHEREAS, the parties did enter into a Loan and Security Agreement (Asset Based) dated October 1, 1998, hereinafter “Loan Agreement”; and

WHEREAS, pursuant to that Loan Agreement, the Borrower executed uniform commercial code statements and a Revolving Credit Note; and

WHEREAS, the parties desire that the section titled 1.2 Borrowing Base., paragraph (b) “Qualified Accounts”, subparagraph (i) and subparagraph (vii) of the Loan Agreement be modified.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby the parties agree as follows:

1. The Loan Agreement dated October 1, 1998, amended on March 25, 1999 (the “First Amendment”), September 30, 1999 (the “Second Amendment”), September 28, 2001 (the “Third Amendment”), September 26, 2005 (the “Fourth Amendment), September 26, 2005 (the “Fifth Amendment”) and September 6, 2006 (the “Sixth Amendment”) is hereby amended by adding to the section titled 1.2 Borrowing Base, paragraph (b) “Qualified Accounts”, subparagraph (i) with the following:

(i) The Citigroup invoices over 120 days from invoice date shall be eligible for borrowing until July 31, 2007. On August 1, 2007, Borrowing Base shall continue as fully described in Sixth Amendment to Loan and Security Agreement (Asset Based).

2. In all respects the uniform commercial code statements and the Revolving Credit Note dated October 1, 1998, as amended from time to time, shall remain in full force and effect.

WITNESS the due execution hereof and intending to be legally bound hereby the day and year first above written.

ATTEST: -	ALLIN CORPORATION

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Asst. Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST: -	ALLIN INTERACTIVE CORPORATION

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Asst. Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST: -	ALLIN CORPORATION OF CALIFORNIA

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Asst. Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST: -	ALLIN NETWORK PRODUCTS, INC.

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Asst. Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST: -	ALLIN HOLDINGS CORPORATION

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Asst. Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST: -	ALLIN CONSULTING OF PENNSYLVANIA, INC.

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Asst. Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST: -	CODELAB TECHNOLOGY GROUP, INC.

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Asst. Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST: -	S&T BANK

/s/ Lewis Summerfield	By	/s/ Michelle Petrovsky
Assistant Secretary		Senior Vice President